REPORT ON COMPLIANCE WITH APPLICABLE SERVICING CRITERIA
                PURSUANT TO ITEM 1122 OF REGULATION AB UNDER THE
                         SECURITIES EXCHANGE ACT OF 1934


1. HSBC Mortgage Corporation (USA) (the "Company") is responsible for the assessment of its compliance with the servicing criteria set forth in Item 1122 of Regulation AB and applicable to the servicing of asset-backed securities transactions involving first lien residential mortgage loans, as described on Schedule I attached hereto (the "Applicable Servicing Criteria").

2. The Company has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities as of and for the period ending December 31, 2006, and the Company elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors as set forth in Schedule I hereto;

3. The Company used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess compliance with the Applicable Servicing Criteria.

4. As of and for the year ending December 31, 2006 (the "Reporting Period"), the Company is in compliance with the Applicable Servicing Criteria except for each material instance of noncompliance set forth below:

               NONE

5. The Company has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of and for the year ending December 31, 2006.

6. The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of and for the year ending December 31, 2006.

7. KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to management's assessment of compliance with the Applicable Servicing Criteria for the Reporting Period.

        IN WITNESS WHEREOF, I have signed this report on behalf of the Company this 1st day of March 2007.


                                            By:   /s/ Michael T. Stilb
                                                  Name:   Michael T. Stilb
                                                  Title:  Senior Vice President


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

                                            SCHEDULE I
----------------------------------------------------- ---------------------- -------------
                                                       APPLICABLE SERVICING
                 SERVICING CRITERIA                         CRITERIA          INAPPLICABLE
----------------------------------------------------- ----------------------   SERVICING
   REFERENCE                  CRITERIA                 PERFORMED   PERFORMED    CRITERIA*
                                                          BY          BY
                                                        SERVICER   VENDOR(S)
---------------- ------------------------------------ ----------- ---------- -------------
---------------- ------------------------------------ ----------- ---------- -------------
                  GENERAL SERVICING CONSIDERATIONS
---------------- ------------------------------------ ----------- ---------- -------------
                 Policies  and  procedures  are            X
                 instituted  to  monitor  any
                 performance or other triggers and
                 events of default in accordance
1122(d)(1)(i)    with the transaction agreements.
---------------- ------------------------------------ ----------- ---------- -------------
                 If any material servicing                 X
                 activities are outsourced to third
                 parties, policies and procedures
                 are instituted to monitor the
                 third party's performance and
                 compliance with such servicing
1122(d)(1)(ii)   activities.
---------------- ------------------------------------ ----------- ---------- -------------
                 Any requirements in the                                         Not
                 transaction agreements to maintain                           applicable
                 a back-up servicer for the pool
1122(d)(1)(iii)  assets are maintained.
---------------- ------------------------------------ ----------- ---------- -------------
                 A fidelity bond and errors and           X
                 omissions  policy is in effect
                 on the party participating in the
                 servicing function throughout the
                 reporting period in the amount of
                 coverage required by and otherwise
                 in accordance with the terms of
1122(d)(1)(iv)   the transaction agreements.
---------------- ------------------------------------ ----------- ---------- -------------
                 CASH COLLECTION AND ADMINISTRATION
---------------- ------------------------------------ ----------- ---------- -------------
                 Payments on  pool  assets are            X
                 deposited into the appropriate
                 custodial  bank  accounts and
                 related bank clearing  accounts no
                 more than two business days of
                 receipt, or such other number of
                 days specified in the transaction
1122(d)(2)(i)    agreements.
---------------- ------------------------------------ ----------- ---------- -------------
                 Disbursements made via wire              X
                 transfer on behalf of an obligor
                 or to an investor are made only by
1122(d)(2)(ii)   authorized personnel.
---------------- ------------------------------------ ----------- ---------- -------------
                 Advances of funds or guarantees          X
                 regarding  collections, cash flows
                 or distributions, and any interest
                 or other fees charged for such
                 advances, are made, reviewed and
                 approved as specified in the
1122(d)(2)(iii)  transaction agreements.
---------------- ------------------------------------ ----------- ---------- -------------
                 The related accounts for the             X
                 transaction, such as cash reserve
                 accounts or accounts established
                 as a form of overcollateralization,
                 are separately maintained (e.g.,
                 with respect to commingling of cash)
                 as set forth in the transaction
1122(d)(2)(iv)   agreements.
---------------- ------------------------------------ ----------- ---------- -------------
                 Each custodial account is                X
                 maintained at a federally insured
                 depository institution as set
                 forth in the transaction
                 agreements. For purposes of this
                 criterion, "federally insured
                 depository institution" with
                 respect to a foreign financial
                 institution means a foreign
                 financial institution that meets
                 the requirements of Rule
                 13k-1(b)(1) under the Securities
1122(d)(2)(v)    Exchange Act of 1934, as amended.
---------------- ------------------------------------ ----------- ---------- -------------
                 Unissued checks are safeguarded so       X
1122(d)(2)(vi)   as to prevent unauthorized access.
---------------- ------------------------------------ ----------- ---------- -------------


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----------------------------------------------------- ---------------------- -------------
                                                       APPLICABLE SERVICING
                 SERVICING CRITERIA                         CRITERIA          INAPPLICABLE
----------------------------------------------------- ----------------------   SERVICING
   REFERENCE                  CRITERIA                 PERFORMED   PERFORMED    CRITERIA*
                                                          BY          BY
                                                        SERVICER   VENDOR(S)
---------------- ------------------------------------ ----------- ---------- -------------
                 Reconciliations are prepared on a        X
                 monthly basis for all asset-backed
                 securities related bank accounts,
                 including custodial accounts and
                 related bank clearing accounts.
                 These reconciliations (A) are
                 mathematically accurate; (B) are
                 prepared within 30 calendar days
                 after the bank statement cutoff
                 date, or such other number of days
                 specified in the transaction
                 agreements; (C) are reviewed and
                 approved by someone other than the
                 person who prepared the
                 reconciliation; and (D) contain
                 explanations for reconciling
                 items. These reconciling items are
                 resolved within 90 calendar days
                 of their original identification,
                 or such other number of days
                 specified in the transaction
1122(d)(2)(vii)  agreements.
---------------- ------------------------------------ ----------- ---------- -------------
                 INVESTOR REMITTANCES AND REPORTING
---------------- ------------------------------------ ----------- ---------- -------------
                 Reports to investors, including          X
                 those to be filed with the
                 Commission, are maintained in
                 accordance with the transaction
                 agreements  and  applicable
                 Commission    requirements.
                 Specifically,  such reports (A)
                 are prepared in accordance with
                 timeframes and other terms set
                 forth   in  the   transaction
                 agreements; (B) provide information
                 calculated in accordance with the
                 terms specified in the transaction
                 agreements; (C) are  filed with the
                 Commission  as required by its rules
                 and regulations; and (D) agree with
                 investors' or the  trustee's records
                 as to the total unpaid principal
                 balance and number of pool assets
1122(d)(3)(i)    serviced by the servicer.
---------------- ------------------------------------ ----------- ---------- -------------
                 Amounts due to investors are             X
                 allocated and remitted in
                 accordance with timeframes,
                 distribution priority and other
                 terms set forth in the transaction
1122(d)(3)(ii)   agreements.
---------------- ------------------------------------ ----------- ---------- -------------
                 Disbursements  made to an  investor      X
                 are  posted  within  two  business
                 days to the servicer's investor
                 records, or such other number of
                 days specified in the transaction
1122(d)(3)(iii)  agreements.
---------------- ------------------------------------ ----------- ---------- -------------
                 Amounts  remitted to investors per       X
                 the investor reports agree with
                 cancelled checks,  or other form
                 of payment,  or custodial bank
1122(d)(3)(iv)   statements.
---------------- ------------------------------------ ----------- ---------- -------------
                      POOL ASSET ADMINISTRATION
---------------- ------------------------------------ ----------- ---------- -------------
                 Collateral or security on pool           X
                 assets is maintained as required
                 by the transaction agreements or
1122(d)(4)(i)    related pool asset documents.
---------------- ------------------------------------ ----------- ---------- -------------
                 Pool assets and related documents        X
                 are safeguarded as required by the
1122(d)(4)(ii)   transaction agreements.
---------------- ------------------------------------ ----------- ---------- -------------
                 Any additions,  removals or              X
                 substitutions  to the asset pool
                 are made,  reviewed and  approved
                 in accordance with any conditions
                 or requirements in the transaction
1122(d)(4)(iii)  agreements.
---------------- ------------------------------------ ----------- ---------- -------------


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----------------------------------------------------- ---------------------- -------------
                                                       APPLICABLE SERVICING
                 SERVICING CRITERIA                         CRITERIA          INAPPLICABLE
----------------------------------------------------- ----------------------   SERVICING
   REFERENCE                  CRITERIA                 PERFORMED   PERFORMED    CRITERIA*
                                                          BY          BY
                                                        SERVICER   VENDOR(S)
---------------- ------------------------------------ ----------- ---------- -------------
                 Payments on pool assets, including       X-1         X-1
                 any payoffs, made in accordance
                 with the related pool asset
                 documents are posted to the
                 servicer's obligor records
                 maintained no more than two
                 business days after receipt, or
                 such other number of days
                 specified in the transaction
                 agreements, and allocated to
                 principal, interest or other items
                 (e.g., escrow) in accordance with
1122(d)(4)(iv)   the related pool asset documents.
---------------- ------------------------------------ ----------- ---------- -------------
                 The servicer's  records  regarding       X
                 the pool assets agree with  the
                 servicer's  records with  respect
                 to an  obligor's  unpaid
1122(d)(4)(v)    principal balance.
---------------- ------------------------------------ ----------- ---------- -------------
                 Changes  with  respect to the terms      X
                 or status of an obligor's  pool
                 asset (e.g.,  loan  modifications
                 or re-agings) are made, reviewed
                 and approved by authorized personnel
                 in  accordance  with the transaction
                 agreements and related pool asset
1122(d)(4)(vi)   documents.
---------------- ------------------------------------ ----------- ---------- -------------
                 Loss mitigation or recovery              X
                 actions (e.g., forbearance plans,
                 modifications and deeds in lieu of
                 foreclosure, foreclosures and
                 repossessions, as applicable) are
                 initiated, conducted and concluded
                 in accordance with the timeframes
                 or other requirements established
1122(d)(4)(vii)  by the transaction agreements.
---------------- ------------------------------------ ----------- ---------- -------------
                 Records documenting collection           X-2         X-2
                 efforts are maintained during the
                 period a pool asset is delinquent
                 in accordance with the transaction
                 agreements. Such records are
                 maintained on at least a monthly
                 basis, or such other period
                 specified in the transaction
                 agreements, and describe the
                 entity's activities in monitoring
                 delinquent home equity loans
                 including, for example, phone
                 calls, letters and payment
                 rescheduling plans in cases where
                 delinquency is deemed temporary
1122(d)(4)(viii) (e.g., illness or unemployment).
---------------- ------------------------------------ ----------- ---------- -------------
                 Adjustments  to  interest  rates or      X
                 rates of return  for pool  assets
                 with  variable  rates are computed
                 based on the related   pool asset
1122(d)(4)(ix)   documents.
---------------- ------------------------------------ ----------- ---------- -------------
                 Regarding any funds held in trust        X
                 for an obligor (such as escrow
                 accounts): (A) such funds are
                 analyzed, in accordance with the
                 obligor's pool asset documents, on
                 at least an annual basis, or such
                 other period specified in the
                 transaction agreements; (B)
                 interest on such funds is paid, or
                 credited, to obligors in
                 accordance with applicable pool
                 asset documents and state laws;
                 and (C) such funds are returned to
                 the obligor within 30 calendar
                 days of full repayment of the
                 related pool asset, or such other
                 number of days specified in the
1122(d)(4)(x)    transaction agreements.
---------------- ------------------------------------ ----------- ---------- -------------
                 Payments made on behalf of an            X-3         X-3
                 obligor (such as tax or insurance
                 payments) are made on or before
                 the related penalty or expiration
                 dates, as indicated on the
                 appropriate bills or notices for
                 such payments, provided that such
                 support has been received by the
                 servicer at least 30 calendar days
                 prior to these dates, or such
                 other number of days specified in
1122(d)(4)(xi)   the transaction agreements.
---------------- ------------------------------------ ----------- ---------- -------------


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----------------------------------------------------- ---------------------- -------------
                                                       APPLICABLE SERVICING
                 SERVICING CRITERIA                         CRITERIA          INAPPLICABLE
----------------------------------------------------- ----------------------   SERVICING
   REFERENCE                  CRITERIA                 PERFORMED   PERFORMED    CRITERIA*
                                                          BY          BY
                                                        SERVICER   VENDOR(S)
---------------- ------------------------------------ ----------- ---------- -------------
                 Any late payment  penalties in            X
                 connection with any payment to
                 be made on behalf of an  obligor
                 are paid from the  servicer's funds
                 and not charged to the  obligor,
                 unless the late payment  was due to
1122(d)(4)(xii)  the  obligor's error or omission.
---------------- ------------------------------------ ----------- ---------- -------------
                 Disbursements  made on behalf of an       X-3        X-3
                 obligor are posted  within two
                 business days to the obligor's
                 records maintained by the servicer,
                 or such other number of days
                 specified  in the  transaction
1122(d)(4)(xiii) agreements.
---------------- ------------------------------------ ----------- ---------- -------------
                 Delinquencies, charge-offs and            X
                 uncollectible accounts are
                 recognized and recorded in
                 accordance with the transaction
1122(d)(4)(xiv)  agreements.
---------------- ------------------------------------ ----------- ---------- -------------
                 Any external enhancement or other         X
                 support, identified in Item  1114(a)
                 (1)  through  (3) or Item  1115  of
                 Regulation  AB,  is  maintained as
                 set forth in the transaction
1122(d)(4)(xv)   agreements.
---------------- ------------------------------------ ----------- ---------- -------------

* Check only criteria which Company neither performs nor takes responsibility for the performance by a Vendor.

1 - A portion of the Company's payments are processed by its affiliate.

2 - A portion of the Company's early stage collection calls (less than 30 days) are initiated by its affiliate.

3 - A portion of the Company's payments on behalf of obligors are made and posted by its affiliate.


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